                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

             -----------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): May 14, 1999


                                 Chiron Corporation
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                (Exact name of registrant as specified in its charter)


Delaware                      0-12798                  94-2754624
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(State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)            Identification No.)
 incorporation)

                    4560 Horton Street, Emeryville, CA                94608
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                   (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (510) 655-8730

                                        N/A
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           (Former name or former address, if changed since last report)



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ITEM 5.     OTHER EVENTS.

     Chiron Corporation announced on May 13, 1999 that Sean P. Lance, the Company's President and Chief Executive Officer, will be named Chairman of the Board, succeeding William J. Rutter, Ph.D. The Company also announced that Raymund Breu, Ph.D., the chief financial officer of Novartis AG, has been elected to its Board of Directors, replacing Alex Krauer, Ph.D., Novartis' former chairman. Sean Lance will chair the Board effective May 14, 1999. Dr. Rutter, one of the Company's founders and its Chairman since its inception in 1981, will remain on the Board of Directors and act as an advisor to Mr. Lance.




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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHIRON CORPORATION


Date:     May 14, 1999             By:  /s/ William G. Green
                                        ---------------------------
                                        William G. Green
                                        Senior Vice President,
                                        General Counsel and
                                        Secretary




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